Lord Abbett Global Core Equity Fund

Supplement dated July 31, 2017 to the

Summary Prospectus dated March 1, 2017

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Yarek Aranowicz, Partner and Director of Global Equity Research	2017

Please retain this document for your future reference.